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                                                                    EXHIBIT 23.3


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the corporation by reference in this registration statement of our reports dated January 15, 2001 and January 31, 2000 included in JMAR Technologies, Inc.'s Form 8-K/A dated September 11, 2001 and to all references to our firm included in this registration statement.

                                             /s/ GALLAGHER, FLYNN & COMPANY, PLC

Burlington, Vermont
November 5, 2001